EXHIBIT 99

AT THE COMPANY: JASON K. RAZA CEO AND PRESIDENT (978) 686-6468	TOUCHSTONE SOFTWARE CORPORATION 1538 TURNPIKE STREET NORTH ANDOVER, MA 01845 TRADED: OTC BB: TSSW.OB

FOR IMMEDIATE RELEASE

TouchStone Software Corporation Acquires Undelete-Plus Data Recovery Tool and Web Site

NORTH ANDOVER, MASSACHUSETTS—October 30, 2007—TouchStone Software Corporation (OTCBB:TSSW) today announced that it has acquired Undelete-Plus, a leading data recovery utility along with the website
www.Undelete-Plus.com. Undelete-Plus is a leading-edge utility which enables users to recover deleted files from their computer's hard drive as well as other storage media used in Smart Phones, Digital Cameras, MP3 Players, PDA's, Video Cameras and USB Thumb-drives.

 “The acquisition of Undelete-Plus will greatly expand our existing suite of Internet services and products and create new revenue opportunities for the Company in the fast growing data recovery field” said Jason Raza, president and chief executive officer of TouchStone Software Corporation. “We anticipate a quick roll out of the rebranded Undelete-Plus product and expect to leverage our existing network of web properties to drive incremental revenue by offering our users Undelete-Plus in conjunction with our other existing products and services”.

Website Statistics for Undelete-Plus.com:

•	Alexa ranking of 92,009
•	Monthly unique visitors of 100,417
•	Monthly page views of 217,450

Undelete-Plus will add to TouchStone’s already very successful product line including:

•	DriverAgent
•	RegistryWizard
•	BIOSAgent

“Data Recovery has become an increasingly important concern in the consumer electronics industry as more and more devices make use of Flash memory storage", said Chris Dunigan, TouchStone Software's Director of Product Management. “The consumer need and demand to recover deleted files will continue to increase. Based on statistics released in 2006 by industry analytics firm iSuppli in El Segundo, Calif., the Flash memory market alone will grow more than 50% to $26.2 billion in 2009."

The purchase was made for all cash and funded from TouchsStone’s existing cash reserves.

Disclosure Statements

Safe Harbor Statement

This announcement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those projected in the forward-looking statements as a result of various factors including the ability of the company to successfully commercialize its new technologies as well as risk factors set forth under "Factors Affecting Future Operating Results" in the company’s annual report on Form 10-K and such other risks detailed from time to time in the company’s reports filed with the Securities and Exchange Commission. The company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Forward-Looking Statements

The foregoing contains forward-looking statements which include those regarding expected operating results for the fourth quarter and remainder of 2007. Actual results could vary perhaps materially and the expected results may not occur. TouchStone Software may not achieve its planned revenue realization rates; succeed in its efforts to grow its business, build upon its technology leadership or capture market share, notwithstanding related commitment or related investment. The company may not benefit from its strategic alliances or partnerships as anticipated, customers may not respond as favorably as anticipated to the company's product or technical support offerings, or the company may not satisfactorily anticipate or meet its customers' needs or expectations. Actual results are also subject to a number of other factors, including macro and other economic conditions both in the U.S. and internationally. The forward-looking statements contained in this release are also subject to other risks and uncertainties, including those more fully described in TouchStone Software's filings with the SEC including its annual report on Form 10-K for the year ended December 31, 2006 and its quarterly reports filed on Form 10-Q.

About TouchStone Software Corporation

TouchStone Software Corporation is a leading developer of innovative software designed to help people use complex technologies. The company’s products, which include BIOSAgent, BIOSWizard and DriverAgent and RegistryWizard, are distributed worldwide via the Internet. TouchStone’s corporate headquarters are located at 1538 Turnpike Street, North Andover, MA 01845. Additional information on the DriverAgent service is available at www.driveragent.com and a one year subscription is $29.95.  Additional information about RegistryWizard is available at www.RegistryWizard.com and a one year license in $29.95. Additional information about TouchStone Software is available at www.touchstonesoftware.com.

NOTE: TouchStone Software, eSupport, RegistryWizard and DriverAgent are registered trademarks or trademarks of TouchStone Software Corporation and/or its affiliates